Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of September 16, 2016 among GREEN PLAINS OPERATING COMPANY LLC, a Delaware limited partnership (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 1, 2015 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments as set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Amendments to Credit Agreement.

(a)The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment Effective Date” means September 16, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)The following definitions appearing in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders.  The initial amount of the Aggregate Revolving Commitments in effect on the First Amendment Effective Date is $155,000,000.

“Applicable Rate” means the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Tier	Consolidated Leverage Ratio	Commitment Fee	Letters of Credit	Eurodollar Rate Loans	Base Rate Loans
1	< 1.50:1	0.35%	2.25%	2.25%	1.25%
2	< 2.00:1 but ≥ 1.50:1	0.40%	2.50%	2.50%	1.50%
3	< 2.50:1 but ≥ 2.00:1	0.45%	2.75%	2.75%	1.75%
4	≥ 2.50:1	0.50%	3.00%	3.00%	2.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 6.02(b);  provided,  however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Tier 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day immediately following the date on which such Compliance Certificate is delivered in accordance with Section 6.02(b), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate.  The Applicable Rate in effect from the Closing Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 6.02(b) for the fiscal quarter ending September 30, 2016 shall be determined based upon Pricing Tier 3.

“Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as sole lead arranger and sole bookrunner.

“Defaulting Lender”  means, subject to Section 2.15(d), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(d)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination.

“Incremental Loan Amount” means $100,000,000.

“Letter of Credit Sublimit” means an amount equal to $30,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Swing Line Sublimit” means an amount equal to $30,000,000.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

(c)Section 2.15(b) of the Credit Agreement is hereby amended to read as follows:

(b)Reallocation of Applicable Percentages to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line

Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment.  Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(d)Subclause (x) in the first proviso in Section 2.16(a) of the Credit Agreement is hereby amended to read as follows:

(x) the aggregate amount of all Incremental Revolving Commitments and Incremental Term Loans issued or incurred after the First Amendment Effective Date pursuant to this Section 2.16 shall not exceed the Incremental Loan Amount and

(e)A new Section 5.23 is hereby added to the Credit Agreement to read as follows:

Section 5.23EEA Financial Institution.

No Loan Party is an EEA Financial Institution.

(f)A new Section 11.20 is hereby added to the Credit Agreement to read as follows:

Section 11.20  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(g)Schedule 2.01 to the Credit Agreement is hereby amended to read as Schedule 2.01 hereto.

2.Effectiveness; Conditions Precedent.  This Agreement shall be effective upon:

(a)receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent, the Required Lenders (which must include each Lender increasing its Revolving Commitment pursuant to this Agreement);

(b)receipt by the Administrative Agent of the following, in form and substance satisfactory to the Administrative Agent:

(i)copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the date hereof (or, as to any such Organization Documents that have not been amended, modified or terminated since the Closing Date, certifying that such Organization Documents have not been amended, modified or terminated since the Closing Date and remain in full force and effect, and are true and complete, in the form delivered to the Administrative Agent on the Closing Date);

(ii)any such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and approving and adopting this Amendment, the transactions contemplated herein and authorizing the execution and delivery of this Amendment; and

(iii)such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(c)receipt by the Administrative Agent of an opinion of legal counsel to the Loan Parties relating to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent.

(d)payment by the Borrower of all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent in connection with this Agreement (directly to such counsel if requested by the Administrative Agent).

3.Authority/Enforceability.  Each Loan Party represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement.

(d)The execution and delivery of this Agreement does not (i) contravene the terms of its Organization Documents or (ii) violate any Law.

4.Representations and Warranties of the Loan Parties.  Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default.

5.Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

6.GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.Headings.  The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

9.Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:   GREEN PLAINS OPERATING COMPANY LLC,

a Delaware limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

GUARANTORS:           GREEN PLAINS PARTNERS LP,

a Delaware limited partnership

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

BBTL, LLC,

a Delaware limited liability company

By:  /s/ Jerry L. Peters

Name: Jerry Peters

Title: Chief Financial Officer

BIRMINGHAM BIOENERGY PARTNERS, LLC,

a Texas limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

BLENDSTAR LLC,

a Texas limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

BOSSIER CITY BIOENERGY PARTNERS, LLC,

a Texas limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

COLLINS BIOENERGY PARTNERS, LLC,

a Texas limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

GREEN PLAINS OPERATING COMPANY LLC

GREEN PLAINS CAPITAL COMPANY LLC,

a Delaware limited liability company

By:    /s/ Jerry L. Peters

Name: Jerry Peters

Title: Chief Financial Officer

GREEN PLAINS ETHANOL STORAGE LLC,

a Delaware limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

GREEN PLAINS LOGISTICS LLC,

a Delaware limited liability company

By:    /s/ Jerry L. Peters

Name: Jerry Peters

Title: Chief Financial Officer

GREEN PLAINS TRUCKING II LLC,

a Delaware limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

LITTLE ROCK BIOENERGY PARTNERS LLC,

a Texas limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

LOUISVILLE BIOENERGY PARTNERS, LLC,

a Texas limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

NASHVILLE BIOENERGY PARTNERS, LLC,

a Texas limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

GREEN PLAINS OPERATING COMPANY LLC

OKLAHOMA CITY BIOENERGY PARTNERS, LLC,

a Texas limited liability company

By:    /s/ Jerry L. Peters

Name:  Jerry Peters

Title: Chief Financial Officer

ADMINISTRATIVE

AGENT:            BANK OF AMERICA, N.A.,

as Administrative Agent

By:    /s/ Linda Lov

Name:  Linda Lov

Title:  Assistant Vice President

LENDERS:        BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:    /s/ Michael T. Letsch

Name:  Michael T. Letsch

Title:  Senior Vice President

BARCLAYS BANK PLC,

as a Lender

By:    /s/ Vanessa A. Kurbatskiy

Name:  Vanessa A. Kurbatskiy

Title:  Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Lender

By:    /s/ Mikhail Faybusovich

Name:  Mikhail Faybusovich

Title:  Authorized Signatory

By:    /s/ Warren Van Heyst

Name:  Warren Van Heyst

Title:  Authorized Signatory

ROYAL BANK OF CANADA,

as a Lender

By:    /s/ Caleb Allen

Name:  Caleb Allen

Title:  Authorized Signatory

FIRST AMENDMENT TO CREDIT AGREEMENT

GREEN PLAINS OPERATING COMPANY LLC

BANKERS TRUST COMPANY,

as a Lender

By:    /s/ Michael V. Hinrichs

Name:  Michael V. Hinrichs

Title:  Vice President

FARM CREDIT SERVICES OF AMERICA, PCA,

as a Lender

By:    /s/ Kathryn J. Frahm

Name:  Kathryn J. Frahm

Title:  VP Commercial Lender

FIRST AMENDMENT TO CREDIT AGREEMENT

GREEN PLAINS OPERATING COMPANY LLC

SCHEDULE 2.01

Commitments and Applicable Percentages

LENDER	REVOLVING COMMITMENT	APPLICABLE PERCENTAGE OF REVOLVING COMMITMENT
Bank of America, N.A.	$76,666,666.66	49.462365587%
Credit Suisse AG, Cayman Islands Branch	$25,000,000.00	16.129032258%
Barclays Bank PLC	$16,666,666.67	10.752688174%
Royal Bank of Canada	$16,666,666.67	10.752688174%
Bankers Trust Company	$10,000,000.00	6.451612903%
Farm Credit Services of America, PCA	$10,000,000.00	6.451612903%
TOTAL	$155,000,000.00	100.000000000%